EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bruce D. Hansen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of General Moly, Inc. for the quarter ended March 31, 2007 fully complies with the requirements of Section 13/A(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of General Moly, Inc.

Dated: November 15, 2007

By:  /s/ Bruce D. Hansen
Name:   Bruce D. Hansen
Title:     Chief Executive Officer
              (Principal Executive Officer)